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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05273

                             Van Kampen Income Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

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Item 1. Report to Shareholders.

The Trust's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Income Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of June 30, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

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Performance Summary as of 6/30/2006

INCOME TRUST
SYMBOL: VIN
-------------------------------------------------------------
AVERAGE ANNUAL                       BASED ON      BASED ON
TOTAL RETURNS                          NAV       MARKET PRICE

Since Inception (4/22/88)             6.84%         6.17%

10-year                               5.71          5.26

5-year                                5.45          1.99

1-year                                2.35          2.68

6-month                               0.79          2.66
-------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

                                                                               1
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Trust Report

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

MARKET CONDITIONS

The first six months of 2006 provided few surprises in the bond market. To virtually no one's surprise, the Federal Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June. In the Fed's view, the U.S. economy remains on solid footing, and core inflation is still relatively low, though most measures of core inflation are either at or above the high end of the range historically viewed as acceptable by the Fed.

Also as expected, longtime Fed Chairman Alan Greenspan retired in January after a term of more than 18 years. Ben S. Bernanke replaced Greenspan as Chairman, and in his first Congressional testimony in the role acknowledged some risks to the Fed's relatively contained inflation forecast, as well as the potential for upward pressure on inflation in the event of continued high energy prices and other building inflationary pressures.

Comments made by Fed members after their May and June meetings indicated that they will likely rely heavily on economic data in making future decisions concerning the direction of interest rates. In fact, based on these comments it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

Due mainly to concerns over inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed income sectors, and posted its lowest six-month return since 1999. Within the investment-grade portion of the sector, lower-rated issues (BBB- and A-rated) outpaced higher-rated issues (AA-rated and above). Industrials posted the highest returns, followed by utilities and financials. Overall, longer dated corporate issues underperformed shorter-dated issues.

The high-yield portion of the corporate market finished ahead of the investment-grade portion, with lower rated issues (CC- and CCC-rated) outpacing higher quality high yield issues. Furthermore, similar to the investment grade sector, higher yield industrial issues outpaced both utilities and financials. The financial and automotive sectors posted the highest returns, while energy producers posted the lowest.

 2
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PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns may differ, as they did during the reporting period. The trust returned
0.79 percent on an NAV basis and 2.66 percent on a market price basis.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006

------------------------------------------------------------------------------
              BASED ON NAV                       BASED ON MARKET PRICE

                 0.79%                                   2.66%
------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

During the period, we kept the trust's overall duration (a measure of interest rate sensitivity) at a modest level. This posture was beneficial as interest rates rose across the market, especially in the short- and intermediate-portions of the yield curve.

Our focus on higher-coupon mortgage backed securities with slow prepayments boosted the trust's yield, and benefited performance. Gains from these securities were offset, however, by a large underweight in lower- and current-coupon issues, which detracted from the trust's relative performance.

Within the high yield portion of the portfolio, we adopted a relatively defensive stance by focusing on securities with higher credit quality. This approach detracted from performance as higher-rated issues underperformed the riskier segments of the high yield market.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

CHANGES IN INVESTMENT POLICIES

The Trust approved changes in its investment policies to allow the Trust to enter into the following transactions.

ASSET-BACKED SECURITIES AND COMMERCIAL PAPER

Under normal market conditions, the Trust may invest up to 20% of its net assets in asset-backed securities and/or commercial paper. The asset-backed securities in which the Trust may invest must be rated at the time of purchase

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in the highest investment grade (currently Aaa by Moody's Investors Service,
Inc. ("Moody's"), AAA by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO")). The commercial paper in which the Trust may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).

Asset-Backed Securities. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.

Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Trust will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.]

Commercial paper. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CERTAIN DERIVATIVE INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Swaps. The Trust may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Trust may be obligated to pay.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Trust may enter into credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as a bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will pay periodic payments and profit if the reference entity defaults. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract's maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract's maturity if no credit event occurs.

The Trust will enter into swap, cap or floor transactions only with counterparties approved by the Adviser in accordance with guidelines established by the Trust's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Trust's swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The Trust may enter into swaps on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each swap will be accrued on a daily basis and the Trust segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Trust enters into a swap transaction on other than a net basis, the Trust would segregate the full amount accrued on a daily basis of the Trust's obligations with respect to the swap. To the extent the Trust sells (i.e. writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Trust's net obligations with respect to the caps, floors or collars.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Inverse Floating Rate Obligations. The Trust may invest up to 10% of its net assets in "inverse floating rate obligations." Floating rate obligations bear rates of interest that are adjusted periodically to reflect changes in market rates of interest. Inverse floating rate obligations have rates that vary inversely with changes in market rates of interest. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Foreign Currency Exchange Risks. To the extent the Trust invests in securities denominated or quoted in currencies other than the U.S. dollar, the Trust will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Trust and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Trust's assets denominated in that currency and the Trust's yield on such assets. In addition, the Trust will incur costs in connection with conversions between various currencies.

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The Trust's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Trust also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Trust may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Trust purchases a foreign security traded in the currency which the Trust anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Trust than if it had not entered into such contracts. The Trust is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Trust may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Trust may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Trust's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Trust to segregate cash and/or liquid securities at least equal to the Trust's obligations throughout the duration of the contract. The Trust may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Trust may purchase a

U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Trust may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

To the extent required by the rules and regulations of the SEC, the Trust will segregate cash and/or liquid securities in an amount at least equal to the value of the Trust's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated on a daily basis so that the value of the segregated assets will be at least equal to the amount of the Trust's commitments with respect to such contracts.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Trust may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

The Trust may invest in, among others, parallel pay CMOs and Planned Authorization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the Trust invests are PAC Bonds.

Stripped Mortgage-Backed Securities. The Trust also may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Trust invests in IOs and POs, increases the risk of fluctuations in the net asset value of the Trust. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of derivative transactions.

ASSET-BACKED SECURITIES AND COMMERCIAL PAPER

Under normal market conditions, the Trust may invest up to 20% of its net assets in asset-backed securities and/or commercial paper. The asset-backed securities in which the Trust may invest must be rated at the time of purchase in the highest investment grade (currently Aaa by Moody's Investors Service, Inc. ("Moody's"), AAA by Standard & Poor's ("S&P") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO")). The commercial paper in which the Trust may invest must be rated at the time of purchase in the highest investment grade (currently P1 by Moody's, A1 by S&P or an equivalent rating by another NRSRO).

Asset-Backed Securities. Asset-backed securities are similar to mortgage-related securities, however, the underlying assets include assets such as automobile and credit card receivables. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure. Although the collateral supporting asset-backed securities generally is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.

Investments in asset-backed securities present certain risks not ordinarily associated with investments in mortgage-backed securities because asset-backed securities do not have the benefit of the same type of security interest in the related collateral as mortgage-backed securities. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance, and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

[The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.]

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

RATINGS ALLOCATION AS OF 6/30/06
AAA/Aaa                                                          38.8%
A/A                                                               0.3
BBB/Baa                                                           3.1
BB/Ba                                                            24.1
B/B                                                              29.5
CCC/Caa                                                           4.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF
  6/30/06
U.S. Government Agency Obligations                               32.3%
Healthcare                                                        5.8
Media-Cable                                                       3.5
Integrated Energy                                                 3.3
Electric                                                          2.9
Chemicals                                                         2.7
Gaming                                                            2.5
Retail                                                            2.3
Automotive                                                        2.2
Consumer Products                                                 2.1
Media-Noncable                                                    2.0
Food/Beverage                                                     1.8
Metals                                                            1.7
Paper                                                             1.7
Transportation Services                                           1.6
Wireless Communications                                           1.4
Oil Field Services                                                1.2
Packaging                                                         1.1
Home Construction                                                 1.1
Lodging                                                           0.9
Natural Gas Pipelines                                             0.9
Supermarkets                                                      0.9
Independent Energy                                                0.7
Technology                                                        0.7
Wireline Communications                                           0.7
Environmental & Facilities Services                               0.7
Construction Machinery                                            0.7
Tobacco                                                           0.6
Railroads                                                         0.6
Diversified Manufacturing                                         0.5
Aerospace & Defense                                               0.4
Services                                                          0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 6/30/06
                                       (continued from previous page)
Pharmaceuticals                                                   0.3
Noncaptive-Consumer Finance                                       0.3
Sovereigns                                                        0.2
Integrated Telecommunication Services                             0.1
                                                                -----
Total Long-Term Investments                                      82.8%
Purchased Options*                                                0.0
Total Short-Term Investments                                     17.2
                                                                -----
Total Investments                                               100.0%
* Amount less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings are as a percentage of long-term debt investments and summary of investments by industry classification are as a percentage of total investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          DOMESTIC CORPORATE BONDS  43.7%
          AEROSPACE & DEFENSE  0.4%
$  400    K & F Acquisition, Inc. ..............    7.750%        11/15/14         $   396,000
                                                                                   -----------

          AUTOMOTIVE  2.2%
   115    Arvin Meritor, Inc. ..................    8.750         03/01/12             112,700
   355    Ford Motor Co. .......................    7.450         07/16/31             258,262
   335    Ford Motor Credit Co. ................    5.800         01/12/09             306,218
   300    General Motors Acceptance Corp. ......    4.375         12/10/07             287,859
   535    General Motors Acceptance Corp. ......    6.875         09/15/11             511,020
   125    General Motors Corp. .................    7.125         07/15/13             103,437
   620    General Motors Corp. .................    8.375         07/15/33             502,200
                                                                                   -----------
                                                                                     2,081,696
                                                                                   -----------
          CHEMICALS  2.5%
   100    Equistar Chemicals LP.................   10.625         05/01/11             107,875
   240    Huntsman ICI Chemicals LLC............   10.125         07/01/09             244,800
   218    Innophos Investments (Floating Rate
          Coupon)...............................   13.170         02/15/15             219,049
   190    Innophos, Inc. (Variable Rate
          Coupon)...............................    8.875         08/15/14             188,100
   230    JohnsonDiversey, Inc. ................    9.625         05/15/12             230,000
   150    Koppers, Inc. ........................    9.875         10/15/13             161,625
   225    Lyondell Chemical Co. ................   10.500         06/01/13             248,625
   210    Nalco Co. ............................    7.750         11/15/11             210,525
   295    Nalco Co. ............................    8.875         11/15/13             298,687
   204    Rockwood Specialties Group, Inc. .....   10.625         05/15/11             219,045
    75    Rockwood Specialties Group, Inc.
          (EUR).................................    7.625         11/15/14              97,608
   215    Westlake Chemicals Corp. .............    6.625         01/15/16             199,681
                                                                                   -----------
                                                                                     2,425,620
                                                                                   -----------
          CONSTRUCTION MACHINERY  0.7%
   425    Case New Holland, Inc., 144A--Private
          Placement (a).........................    7.125         03/01/14             408,000
   214    Manitowoc, Inc. ......................   10.500         08/01/12             233,260
                                                                                   -----------
                                                                                       641,260
                                                                                   -----------
          CONSUMER PRODUCTS  2.1%
   370    Iron Mountain, Inc. ..................    8.625         04/01/13             371,850
   545    Levi Strauss & Co. (Floating Rate
          Coupon)...............................    9.740         04/01/12             557,262
   120    Oxford Industrials, Inc. .............    8.875         06/01/11             120,600
   515    Phillips Van-Heusen Corp. ............    7.250         02/15/11             512,425
   260    Steinway Musical Instruments,
          144A--Private Placement (a)...........    7.000         03/01/14             252,850
   194    Tempur-Pedic, Inc. ...................   10.250         08/15/10             205,640
                                                                                   -----------
                                                                                     2,020,627
                                                                                   -----------

See Notes to Financial Statements                                             19

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          DIVERSIFIED MANUFACTURING  0.5%
$  365    Hexcel Corp. .........................    6.750%        02/01/15         $   343,100
   160    Propex Fabrics, Inc. .................   10.000         12/01/12             147,200
                                                                                   -----------
                                                                                       490,300
                                                                                   -----------
          ELECTRIC  2.8%
    41    AES Corp. ............................    9.375         09/15/10              44,075
    26    AES Corp. ............................    8.875         02/15/11              27,430
   160    AES Corp. ............................    7.750         03/01/14             161,600
   260    AES Corp., 144A--Private Placement
          (a)................................... 9.000...         05/15/15             280,800
   535    CMS Energy Corp. .....................    7.500         01/15/09             544,362
   100    CMS Energy Corp. .....................    6.300         02/01/12              95,000
   240    IPALCO Enterprises, Inc. (Variable
          Rate Coupon)..........................    8.375         11/14/08             247,800
    75    IPALCO Enterprises, Inc. (Variable
          Rate Coupon)..........................    8.625         11/14/11              79,875
   260    Monongahela Power Co. ................    5.000         10/01/06             259,403
   170    Nevada Power Co. .....................    8.250         06/01/11             182,567
   140    Nevada Power Co. .....................    9.000         08/15/13             152,228
   625    PSEG Energy Holdings..................    8.625         02/15/08             643,750
                                                                                   -----------
                                                                                     2,718,890
                                                                                   -----------
          ENVIRONMENTAL & FACILITIES
          SERVICES  0.7%
   110    Allied Waste North America, Inc. .....    6.500         11/15/10             106,700
   115    Allied Waste North America, Inc. .....    5.750         02/15/11             107,812
   310    Allied Waste North America, Inc. .....    6.375         04/15/11             299,150
   123    Allied Waste North America, Inc., Ser
          B.....................................    9.250         09/01/12             130,995
                                                                                   -----------
                                                                                       644,657
                                                                                   -----------
          FOOD/BEVERAGE  1.8%
   195    Michael Foods, Inc. ..................    8.000         11/15/13             192,562
   580    Pilgrim's Pride Corp. ................    9.625         09/15/11             606,100
   330    Pilgrim's Pride Corp. ................    9.250         11/15/13             330,825
   150    Smithfield Foods, Inc. ...............    7.000         08/01/11             145,875
   430    Smithfield Foods, Inc., Ser B.........    8.000         10/15/09             436,450
                                                                                   -----------
                                                                                     1,711,812
                                                                                   -----------
          GAMING  2.4%
   250    Caesars Entertainment.................    8.875         09/15/08             263,125
   520    Isle of Capri Casinos, Inc. ..........    7.000         03/01/14             493,350
   405    Las Vegas Sands Corp. ................    6.375         02/15/15             377,662
   725    MGM Mirage, Inc. .....................    6.000         10/01/09             708,687
    60    MGM Mirage, Inc. .....................    5.875         02/27/14              54,075
   465    Station Casinos, Inc. ................    6.000         04/01/12             437,681
                                                                                   -----------
                                                                                     2,334,580
                                                                                   -----------

 20                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          HEALTHCARE  5.7%
$  520    AmerisourceBergen Corp., 144A--Private
          Placement (a).........................    5.625%        09/15/12         $   499,200
   540    Community Health Systems, Inc. .......    6.500         12/15/12             515,025
   535    Davita, Inc. .........................    6.625         03/15/13             510,925
   665    Fisher Scientific International,
          Inc. .................................    6.125         07/01/15             644,219
    38    Fresenius Medical Care Capital Trust
          II....................................    7.875         02/01/08             381,563
   315    Fresenius Medical Care Capital Trust
          IV....................................    7.875         06/15/11             319,725
   140    HCA, Inc. ............................    8.700         02/10/10             147,186
   355    HCA, Inc. ............................    8.750         09/01/10             376,039
   105    HCA, Inc. ............................    6.300         10/01/12              99,280
   240    Medcath Holdings Corp. ...............    9.875         07/15/12             249,000
   220    National Mentor Holdings,
          144A--Private Placement (a)...........   11.250         07/01/14             224,950
   260    Omnicare, Inc. .......................    6.750         12/15/13             248,950
   250    Res-Care, Inc. .......................    7.750         10/15/13             249,375
   120    Tenet Healthcare Corp. ...............    7.375         02/01/13             110,100
    70    Tenet Healthcare Corp. ...............    9.875         07/01/14              70,350
   480    Ventas Realty Ltd Partnership.........    6.750         06/01/10             477,600
   335    VWR International, Inc. ..............    6.875         04/15/12             321,600
                                                                                   -----------
                                                                                     5,445,087
                                                                                   -----------
          HOME CONSTRUCTION  1.1%
    61    Goodman Global Holdings, Inc.
          (Floating Rate Coupon)................    8.329         06/15/12              61,305
    65    Interface, Inc. ......................    7.300         04/01/08              65,650
    75    Interface, Inc. ......................   10.375         02/01/10              82,406
   255    Interface, Inc. ......................    9.500         02/01/14             264,563
   360    Nortek, Inc. .........................    8.500         09/01/14             350,100
   140    Technical Olympic USA, Inc. ..........    9.000         07/01/10             136,850
   115    Technical Olympic USA, Inc. ..........   10.375         07/01/12             110,975
                                                                                   -----------
                                                                                     1,071,849
                                                                                   -----------
          INDEPENDENT ENERGY  0.7%
   240    Equistar Chemicals LP.................   10.125         09/01/08             253,800
   465    Massey Energy Co. ....................    6.875         12/15/13             434,775
                                                                                   -----------
                                                                                       688,575
                                                                                   -----------
          INTEGRATED ENERGY  2.9%
   370    Chaparral Energy, Inc., 144A--Private
          Placement (a).........................    8.500         12/01/15             370,000
    80    Chesapeake Energy Corp. ..............    7.625         07/15/13              80,900
   305    Chesapeake Energy Corp. ..............    7.500         09/15/13             307,288
   100    Chesapeake Energy Corp. ..............    6.375         06/15/15              93,250
   260    Chesapeake Energy Corp. ..............    6.625         01/15/16             243,100
   350    El Paso Production Holding Co. .......    7.750         06/01/13             354,375
    60    Hanover Compressor Co. ...............    8.625         12/15/10              62,400

See Notes to Financial Statements                                             21

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          INTEGRATED ENERGY (CONTINUED)
$   95    Hanover Equipment Trust (Variable Rate
          Coupon)...............................    8.750%        09/01/11         $    98,325
    91    Hanover Equipment Trust, Ser A
          (Variable Rate Coupon)................    8.500         09/01/08              93,730
   435    Hilcorp Energy Finance Corp.,
          144A--Private Placement (a)...........    7.750         11/01/15             417,600
   400    Kinder Morgan, Inc. ..................    6.500         09/01/12             380,549
    50    MSW Energy Holdings LLC...............    8.500         09/01/10              51,750
   215    Pacific Energy Partners...............    7.125         06/15/14             218,225
                                                                                   -----------
                                                                                     2,771,492
                                                                                   -----------
          LODGING  0.9%
   240    Host Marriott LP......................    7.125         11/01/13             240,300
   500    Host Marriott LP......................    6.375         03/15/15             472,500
   140    Starwood Hotels & Resorts Worldwide,
          Inc. .................................    7.875         05/01/12             146,825
                                                                                   -----------
                                                                                       859,625
                                                                                   -----------
          MEDIA-CABLE  2.3%
   400    Cablevision Systems Corp. (Floating
          Rate Coupon)..........................    9.620         04/01/09             426,000
   148    CCH I LLC.............................   11.000         10/01/15             130,240
   135    Echostar DBS Corp. ...................    5.750         10/01/08             132,300
   470    Echostar DBS Corp. ...................    6.375         10/01/11             451,200
   200    Echostar DBS Corp. ...................    6.625         10/01/14             188,500
   120    General Cable Corp. ..................    9.500         11/15/10             127,800
   295    Lin Television Corp. .................    6.500         05/15/13             270,663
   120    Lin Television Corp., Ser B...........    6.500         05/15/13             110,100
    45    PanAmSat Corp. .......................    9.000         08/15/14              45,900
   440    PanAmSat Holding Corp. (b)............ 0/10.375         11/01/14             327,444
 1,000    Park N View, Inc., Ser B (c) (d)
          (e)...................................   13.000         05/15/08                   0
                                                                                   -----------
                                                                                     2,210,147
                                                                                   -----------
          MEDIA-NONCABLE  1.2%
    45    Advanstar Communications, Inc. .......   10.750         08/15/10              48,488
   175    AMC Entertainment, Inc. (Floating Rate
          Coupon)...............................    9.420         08/15/10             181,125
   127    Dex Media East LLC....................   12.125         11/15/12             143,193
   171    Dex Media West LLC, Ser B.............    9.875         08/15/13             186,175
   245    Houghton Mifflin Co. .................    8.250         02/01/11             249,288
   255    Houghton Mifflin Co. .................    9.875         02/01/13             265,838
   110    Nebraska Book Co., Inc. ..............    8.625         03/15/12             102,850
                                                                                   -----------
                                                                                     1,176,957
                                                                                   -----------
          METALS  0.7%
    85    Foundation, PA Coal Co. ..............    7.250         08/01/14              83,300
   390    UCAR Finance, Inc. ...................   10.250         02/15/12             413,400
   189    United States Steel Corp. ............    9.750         05/15/10             202,230
                                                                                   -----------
                                                                                       698,930
                                                                                   -----------

 22                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          NATURAL GAS PIPELINES  0.9%
$  210    Colorado Interstate Gas...............    6.800%        11/15/15         $   203,457
    55    Northwest Pipeline Corp. .............    8.125         03/01/10              57,475
   105    Southern Natural Gas Co. .............    8.875         03/15/10             111,432
   470    Williams Cos., Inc. ..................    7.875         09/01/21             479,400
                                                                                   -----------
                                                                                       851,764
                                                                                   -----------
          NONCAPTIVE-CONSUMER FINANCE  0.3%
   255    Residential Capital Corp. ............    6.375         06/30/10             251,747
                                                                                   -----------

          OIL FIELD SERVICES  1.1%
   225    Hanover Compressor Co. ...............    9.000         06/01/14             236,250
   170    Hilcorp Energy Finance Corp.,
          144A--Private Placement (a)...........   10.500         09/01/10             184,025
   104    Magnum Hunter Resources, Inc. ........    9.600         03/15/12             110,240
   230    MSW Energy Holdings II LLC............    7.375         09/01/10             231,150
   300    Pogo Producing Co. ...................    6.875         10/01/17             279,375
                                                                                   -----------
                                                                                     1,041,040
                                                                                   -----------
          PACKAGING  1.0%
   180    Crown Americas LLC, 144A--Private
          Placement (a).........................    7.625         11/15/13             177,750
    65    Owens-Illinois, Inc. .................    7.350         05/15/08              65,813
   680    Owens-Illinois, Inc. .................    7.500         05/15/10             668,100
                                                                                   -----------
                                                                                       911,663
                                                                                   -----------
          PAPER  1.3%
   285    Covalence Specialty Material,
          144A--Private Placement (a)...........   10.250         03/01/16             275,025
   230    Graham Packaging Co. .................    8.500         10/15/12             226,550
   285    Graham Packaging Co. .................    9.875         10/15/14             283,575
   350    Graphic Packaging International,
          Inc. .................................    9.500         08/15/13             348,250
   115    P.H. Glatfelter, 144A--Private
          Placement (a).........................    7.125         05/01/16             114,094
                                                                                   -----------
                                                                                     1,247,494
                                                                                   -----------
          PHARMACEUTICALS  0.3%
   245    Warner Chilcott Corp. (Variable Rate
          Coupon)...............................    8.750         02/01/15             253,575
                                                                                   -----------

          RAILROADS  0.6%
   505    Amsted Industries, Inc., 144A--Private
          Placement (a).........................   10.250         10/15/11             542,875
                                                                                   -----------

          RETAIL  2.0%
   210    Brown Shoe Co., Inc. .................    8.750         05/01/12             216,825
   480    JC Penny Co., Inc. ...................    8.000         03/01/10             511,797
   300    Limited Brands, Inc. .................    6.125         12/01/12             295,029

See Notes to Financial Statements                                             23

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          RETAIL (CONTINUED)
$  370    Linens 'N Things, Inc., 144A--Private
          Placement (Floating Rate Coupon)
          (a)...................................   10.702%        01/15/14         $   352,425
   350    Petro Shopping Center Financial.......    9.000         02/15/12             349,125
   210    Rite Aid Corp. .......................    8.125         05/01/10             212,100
                                                                                   -----------
                                                                                     1,937,301
                                                                                   -----------
          SERVICES  0.4%
   280    Buhrmann US, Inc. ....................    8.250         07/01/14             280,000
   100    Buhrmann US, Inc. ....................    7.875         03/01/15              99,250
                                                                                   -----------
                                                                                       379,250
                                                                                   -----------
          SUPERMARKETS  0.9%
   110    Albertson's, Inc. ....................    7.500         02/15/11             109,238
   280    Albertson's, Inc. ....................    7.250         05/01/13             267,820
   225    Delhaize America, Inc. ...............    8.125         04/15/11             237,754
   209    Kroger Co., 144A--Private Placement
          (a)...................................    8.500         07/15/17             222,125
                                                                                   -----------
                                                                                       836,937
                                                                                   -----------
          TECHNOLOGY  0.4%
   170    Iron Mountain, Inc. ..................    7.750         01/15/15             163,200
   235    Sungard Data Sys, Inc., 144A--Private
          Placement (a).........................    9.125         08/15/13             244,988
    20    Sungard Data Sys, Inc., 144A--Private
          Placement (Floating Rate Coupon)
          (a)...................................    9.431         08/15/13              21,025
                                                                                   -----------
                                                                                       429,213
                                                                                   -----------
          TOBACCO  0.6%
   570    Reynolds American, Inc., 144A--Private
          Placement (a).........................    6.500         07/15/10             554,325
                                                                                   -----------

          TRANSPORTATION SERVICES  1.1%
   640    Sonic Automotive, Inc. ...............    8.625         08/15/13             636,800
   356    TRW Automotive, Inc. .................    9.375         02/15/13             380,030
                                                                                   -----------
                                                                                     1,016,830
                                                                                   -----------
          WIRELESS COMMUNICATIONS  0.9%
   185    American Tower Corp. .................    7.500         05/01/12             187,775
   190    American Tower Corp. .................    7.125         10/15/12             190,475
   250    Nextel Communications Inc., Ser E.....    6.875         10/31/13             251,742
   250    UbiquiTel Operating Co. ..............    9.875         03/01/11             273,125
                                                                                   -----------
                                                                                       903,117
                                                                                   -----------

 24                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          WIRELINE COMMUNICATIONS  0.3%
$  250    Exodus Communications, Inc. (c) (d)
          (e)...................................   11.250%        07/01/08         $         0
   400    Exodus Communications, Inc. (c) (d)
          (e)...................................   11.625         07/15/10                   0
   300    Quest Communications International,
          Inc. (Floating Rate Coupon)...........    8.670         02/15/09             307,125
                                                                                   -----------
                                                                                       307,125
                                                                                   -----------
TOTAL DOMESTIC CORPORATE BONDS  43.7%                                               41,852,360
                                                                                   -----------
          FOREIGN BONDS AND DEBT SECURITIES  0.5% (US$)
          Bermuda  6.1%
    25    Intelsat Subsidiary Hldg Co. Ltd......    8.250         01/15/13              24,937
   270    Intelsat Subsidiary Hldg Co. Ltd......    8.625         01/15/15             272,025
   205    Intelsat Subsidiary Hldg Co. Ltd
          (Floating Rate Coupon)................    9.613         01/15/12             208,075
                                                                                   -----------
                                                                                       505,037
                                                                                   -----------
          CANADA  2.9%
    49    Abitibi-Consolidated, Inc. ...........    8.550         08/01/10              46,672
    80    Abitibi-Consolidated, Inc. ...........    7.750         06/15/11              73,800
    60    Abitibi-Consolidated, Inc. ...........    6.000         06/20/13              48,900
   398    CanWest Media, Inc. ..................    8.000         09/15/12             396,094
   500    CHC Helicopter Corp. .................    7.375         05/01/14             482,500
   285    Husky Oil Ltd. (Variable Rate
          Coupon)...............................    8.900         08/15/28             301,102
   255    Jean Coutu Group (PJC), Inc. .........    7.625         08/01/12             248,625
   260    Nortel Networks Corp. ................    4.250         09/01/08             246,350
   685    Novelis, Inc., 144A--Private Placement
          (a)...................................    7.250         02/15/15             661,025
   335    Quebecor World Capital Corp.,
          144A--Private Placement (a)...........    8.750         03/15/16             307,362
                                                                                   -----------
                                                                                     2,812,430
                                                                                   -----------
          DENMARK  0.2%
   105    Nordic Tel Co. Holdings, 144A--Private
          Placement (a).........................    8.875         05/01/16             108,413
    85    TDC AS................................    6.500         04/19/12             111,187
                                                                                   -----------
                                                                                       219,600
                                                                                   -----------
          FRANCE  0.3%
   115    Compagnie Generale de Geophysique,
          SA....................................    7.500         05/15/15             112,988
   125    Crown European Holdings SA (EUR)......    6.250         09/01/11             166,676
                                                                                   -----------
                                                                                       279,664
                                                                                   -----------
          GERMANY  0.4%
   260    Cognis Deutschland, 144A--Private
          Placement (Floating Rate Coupon) (EUR)
          (a)...................................    7.816         11/15/13             342,530
                                                                                   -----------

See Notes to Financial Statements                                             25

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          IRELAND  0.1%
$  100    JSG Funding Plc (EUR).................   10.125%        10/01/12         $   140,056
                                                                                   -----------

          LUXEMBOURG  1.3%
   345    Cablecom Luxembourg, 144A--Private
          Placement (EUR) (a)...................    9.375         04/15/14             492,570
   110    JohnsonDiversey, Inc. (EUR)...........    9.625         05/15/12             144,916
   140    SGL Carbon Luxembourg SA,
          144A--Private Placement (EUR) (a).....    8.500         02/01/12             195,183
   355    Wind Acquisition Finance SA,
          144A--Private Placement (a)...........   10.750         12/01/15             378,963
                                                                                   -----------
                                                                                     1,211,632
                                                                                   -----------
          MEXICO  0.3%
   228    Axtel SA..............................   11.000         12/15/13             250,800
                                                                                   -----------

          UNITED KINGDOM  0.1%
    55    NTL Cable Plc, 144A--Private Placement
          (a)...................................    8.750         04/15/14              54,863
                                                                                   -----------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  6.1%                                        5,816,612
                                                                                   -----------

          COLLATERALIZED MORTGAGE OBLIGATIONS  3.0%
   294    Federal Home Loan Mortgage Corp.
          (Floating Rate Coupon)................    5.473         09/25/45             295,096
   217    Federal Home Loan Mortgage Corp.
          (Floating Rate Coupon)................    5.799         03/15/34             219,124
    80    Federal Home Loan Mortgage Corp.
          (Floating Rate Coupon) (Interest
          Only).................................    2.801         03/15/32               3,666
   241    Federal Home Loan Mortgage Corp.
          (Floating Rate Coupon) (Interest Only)
          REMIC.................................    1.688         06/17/27               6,765
   484    Federal Home Loan Mortgage Corp.
          (Interest Only).......................    5.000   09/15/14 to 12/15/16        36,953
    73    Federal Home Loan Mortgage Corp.
          (Interest Only).......................    6.000         05/15/30               3,220
   643    Federal National Mortgage Association
          (Floating Rate Coupon)................    5.373         11/25/28             643,406
   422    Federal National Mortgage Association
          (Floating Rate Coupon)................    5.433         03/25/36             422,246
   284    Federal National Mortgage Association
          (Floating Rate Coupon)................    5.523         05/25/35             284,963
   278    Federal National Mortgage Association
          (Floating Rate Coupon)................    5.652         12/18/32             280,885
 4,987    Federal National Mortgage Association
          (Interest Only).......................    *             03/25/36             130,921

 26                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  110    Federal National Mortgage Association
          (Interest Only).......................    5.500%        06/25/26         $     3,190
   244    Federal National Mortgage Association
          (Interest Only).......................    6.000   11/25/32 to 07/25/33        47,608
   528    Federal National Mortgage Association
          (Interest Only).......................    6.500         05/25/33             132,856
   240    Federal National Mortgage Association
          (Floating Rate Coupon) REMIC..........    5.697         05/28/35             240,205
    65    Federal National Mortgage Association
          (Floating Rate Coupon) REMIC..........    5.708         05/28/35              65,276
    23    Federal National Mortgage Association
          (Interest Only) REMIC.................    6.000         08/25/32               3,625
   102    Federal National Mortgage Association
          (Interest Only) REMIC.................    7.000         04/25/33              26,825
    78    Federal National Mortgage Association
          (Interest Only) (STRIPS)..............    6.500         06/01/31              19,734
    41    Federal National Mortgage Association
          (Interest Only) (STRIPS)..............    7.000         03/01/32              11,257
    34    Federal National Mortgage Association
          (Interest Only) (STRIPS)..............    8.000         05/01/30               8,403
   102    Government National Mortgage
          Association (Floating Coupon Rate)
          (Interest Only).......................    2.192         05/16/32               3,476
    97    Government National Mortgage
          Association (Floating Coupon Rate)
          (Interest Only) REMIC.................    2.792         05/16/32               5,103
   218    Government National Mortgage
          Association (Floating Coupon Rate)
          (Interest Only) REMIC.................    3.192         06/16/27               7,911
                                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  3.0%                                      2,902,714
                                                                                   -----------

          MORTGAGE BACKED SECURITIES  17.0%
   277    Federal Home Loan Mortgage Corp. .....    7.500   11/01/29 to 06/01/32       287,584
    86    Federal Home Loan Mortgage Corp.
          (ARM).................................    3.536         07/01/34              84,014
   210    Federal Home Loan Mortgage Corp.
          (ARM).................................    4.158         08/01/34             206,590
 1,150    Federal Home Loan Mortgage Corp.,
          July..................................    5.500           TBA              1,128,079
   250    Federal National Mortgage Association
          (f)...................................    0.720         07/25/36             258,437
   652    Federal National Mortgage
          Association...........................    6.500   06/01/15 to 11/01/33       657,978
 3,309    Federal National Mortgage
          Association...........................    7.000   03/01/15 to 06/01/36     3,391,768
   514    Federal National Mortgage
          Association...........................    7.500   03/01/15 to 09/01/35       532,506

See Notes to Financial Statements                                             27

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  449    Federal National Mortgage Association
          (ARM).................................    6.612%        05/01/36         $   463,998
   425    Federal National Mortgage Association
          (ARM).................................    1.354         07/01/36             439,477
   105    Federal National Mortgage Association
          (ARM).................................    3.573         07/01/34             103,706
   135    Federal National Mortgage Association
          (ARM).................................    4.109         09/01/34             133,054
   117    Federal National Mortgage Association
          (ARM).................................    4.129         10/01/34             116,615
   376    Federal National Mortgage Association
          (ARM).................................    4.329         02/01/34             366,792
   112    Federal National Mortgage Association
          (ARM).................................    4.375         10/01/34             110,646
 1,297    Federal National Mortgage Association
          (ARM).................................    4.724         01/01/35           1,273,209
   181    Federal National Mortgage Association
          (ARM).................................    5.164         07/01/33             182,087
   477    Federal National Mortgage Association
          (ARM).................................    5.973         03/01/36             486,882
   892    Federal National Mortgage Association
          (ARM).................................    6.030         01/01/36             916,611
   878    Federal National Mortgage Association
          (ARM).................................    6.034         01/01/36             906,961
   424    Federal National Mortgage Association
          (ARM).................................    6.039         03/01/36             435,221
   373    Federal National Mortgage Association
          (ARM).................................    6.107         03/01/36             385,073
   549    Federal National Mortgage Association
          (ARM).................................    6.265         04/01/36             567,159
   874    Federal National Mortgage Association
          (ARM).................................    6.448         04/01/36             913,165
   500    Federal National Mortgage Association,
          August................................    4.500           TBA                452,969
   450    Federal National Mortgage Association,
          August................................    7.000           TBA                459,985
   111    Government National Mortgage
          Association...........................    7.000   07/15/29 to 01/15/30       114,487
   304    Government National Mortgage
          Association...........................    7.500   07/15/23 to 09/15/29       318,412
   179    Government National Mortgage
          Association...........................    8.000   03/15/17 to 10/15/22       188,851
   113    Government National Mortgage
          Association...........................    8.500   07/15/24 to 12/15/24       121,915

 28                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                             COUPON          MATURITY            VALUE
----------------------------------------------------------------------------------------------
          MORTGAGE BACKED SECURITIES (CONTINUED)
$  196    Government National Mortgage
          Association...........................    9.000%  08/15/16 to 12/15/24   $   211,529
    58    Government National Mortgage
          Association...........................    9.500   11/15/09 to 01/15/17        62,996
                                                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES  17.0%                                             16,584,237
                                                                                   -----------

          U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  3.6%
 1,100    Federal Home Loan Mortgage Corp. .....    7.000         03/15/10           1,156,412
   785    Federal National Mortgage
          Association...........................    6.625         11/15/30             891,777
 1,250    Federal National Mortgage
          Association...........................    7.125         06/15/10           1,323,724
   100    Federal National Mortgage
          Association...........................    7.250         01/15/10             105,758
                                                                                   -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.........................     3,477,671
                                                                                   -----------

          UNITED STATES TREASURY OBLIGATIONS  7.7%
 1,600    United States Treasury Bonds..........    5.250         02/15/29           1,593,501
   840    United States Treasury Bonds..........    6.125         08/15/29             934,238
 1,230    United States Treasury Bonds..........    6.375         08/15/27           1,396,531
 1,810    United States Treasury Bonds..........    7.625         02/15/25           2,299,266
   180    United States Treasury Notes..........    3.875         02/15/13             167,611
 1,000    United States Treasury Notes..........    4.250         11/15/13             946,641
                                                                                   -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS........................................     7,337,788
                                                                                   -----------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATION  0.3%
 2,535    United Mexican States (Mexico)........   10.000         12/05/24             234,160
                                                                                   -----------
DESCRIPTION                                                                           VALUE
----------------------------------------------------------------------------------------------

EQUITIES  0.0%
Doe Run Resources Corp. (1 Common Stock Warrant) (e) (g)........................         5,465
HF Holdings, Inc. (5,260 Common Stock Warrants) (e) (g).........................             0
Optel, Inc. (500 Common Shares) (e) (g).........................................             0
Park N View, Inc., 144A--Private Placement (1,000 Common
  Stock Warrants) (a) (d) (e) (g)...............................................             0
XO Holdings, Inc. (164 Common Shares) (g).......................................           722
XO Holdings, Inc., Ser A (330 Common Stock Warrants) (g)........................           284

See Notes to Financial Statements                                             29

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                                               VALUE
--------------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
XO Holdings, Inc., Ser B (248 Common Stock Warrants) (g)............................   $       121
XO Holdings, Inc., Ser C (248 Common Stock Warrants) (g)............................            90
                                                                                       -----------
TOTAL EQUITIES  0.0%                                                                         6,682
                                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  81.4%
  (Cost $80,449,866)................................................................    77,906,743
                                                                                       -----------

PURCHASED OPTIONS  0.0%

                                             CONTRACTS   EXPIRATION DATE   EXERCISE PRICE   VALUE
--------------------------------------------------------------------------------------------------
EuroDollar Futures Put
  (Cost $3,245)...........................      12          06/22/07           94.25        $5,250

SHORT-TERM INVESTMENTS  16.9%
REPURCHASE AGREEMENT  8.4%
State Street Bank & Trust Co. ($8,052,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 5.10%, dated 06/30/06, to
  be sold on 07/03/06 at $8,055,422)................................................     8,052,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  8.5%
Federal Home Loan Discount Note ($8,000,000 par, yielding 4.950%, 07/03/06
  maturity).........................................................................     7,997,800
United States Treasury Bills ($100,000 par, yielding 4.354%, 07/13/06 maturity)
  (h)...............................................................................        99,858
                                                                                       -----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS............................................     8,097,658
                                                                                       -----------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $16,149,658)................................................................    16,149,658
                                                                                       -----------

TOTAL INVESTMENTS  98.3%
  (Cost $96,602,769)................................................................    94,061,651

FOREIGN CURRENCY  0.0%
  (Cost $374).......................................................................           380
                                                                                       -----------
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.........................................     1,621,290
                                                                                       -----------

NET ASSETS  100.0%..................................................................   $95,683,321
                                                                                       ===========

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

 30                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Securities purchased on a when-issued or delayed delivery basis.

(g) Non-income producing security.

(h) All or a portion of this security has been physically segregated in connection with open futures contracts.

ARM--Adjustable Rate Mortgage

EUR--Eurodollar

REMIC--Real Estate Mortgage Investment Conduits

STRIPS--Separate Trading of Registered Interest and Principal of Securities

TBA--To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity date will be assigned.

The obligations of certain United States Government sponsored entities are neither issued or guaranteed by the United States Treasury.

FUTURES CONTRACTS OUTSTANDING AS OF JUNE 30, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 10-Year Futures September 2006
  (Current Notional Value of $104,859 per contract).........     127         $(58,227)
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures September 2006
  (Current Notional Value of $103,406 per contract).........      29           11,965
U.S. Treasury Notes 2-Year Futures September 2006
  (Current Notional Value of $202,781 per contract).........      39           22,605
                                                                 ---         --------
                                                                  68           34,570
                                                                 ---         --------
                                                                 195         $(23,657)
                                                                 ===         ========

See Notes to Financial Statements                                             31

VAN KAMPEN INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED) continued

FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF JUNE 30, 2006:

                                                                                     UNREALIZED
                                                                                    APPRECIATION/
                                                IN EXCHANGE FOR    CURRENT VALUE    DEPRECIATION
SHORT CONTRACTS:
Euro Currency
  874,000 expiring 9/27/06                           US $           $1,124,507        $(23,005)
  233,000 expiring 9/27/06                           US $              299,783          (6,062)
  212,000 expiring 9/27/06                           US $              272,764          (5,682)
                                                                   -------------    -------------
                                                                    $1,697,054        $(34,749)
                                                                   =============    =============

 32                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
June 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $96,602,769)........................  $ 94,061,651
Foreign Currency (Cost $374)................................           380
Cash........................................................            92
Receivables:
  Investments Sold..........................................     3,581,359
  Interest..................................................     1,310,638
  Variation Margin on Futures...............................        44,656
Other.......................................................        58,707
                                                              ------------
    Total Assets............................................    99,057,483
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,013,592
  Investment Advisory Fee...................................        51,235
  Forward Foreign Currency Contracts........................        34,749
  Income Distributions......................................        14,467
  Other Affiliates..........................................           695
Trustees' Deferred Compensation and Retirement Plans........       183,438
Accrued Expenses............................................        75,986
                                                              ------------
    Total Liabilities.......................................     3,374,162
                                                              ------------
NET ASSETS..................................................  $ 95,683,321
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($95,683,321 divided by
  15,371,738 shares outstanding)............................  $       6.22
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,371,738 shares issued and outstanding).....  $120,152,605
Accumulated Undistributed Net Investment Income.............      (546,822)
Net Unrealized Depreciation.................................    (2,599,243)
Accumulated Net Realized Loss...............................   (21,323,219)
                                                              ------------
NET ASSETS..................................................  $ 95,683,321
                                                              ============

See Notes to Financial Statements                                             33

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,123,301
Other.......................................................       14,590
                                                              -----------
      Total Income..........................................    3,137,891
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      312,827
Trustees' Fees and Related Expenses.........................       30,085
Custody.....................................................       23,190
Legal.......................................................        3,122
Other.......................................................      118,807
                                                              -----------
      Total Expenses........................................      488,031
      Less Credits Earned on Cash Balances..................          565
                                                              -----------
      Net Expenses..........................................      487,466
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,650,425
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (353,594)
  Futures...................................................     (181,439)
  Foreign Currency Transactions.............................      (54,951)
                                                              -----------
Net Realized Loss...........................................     (589,984)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,123,764)
                                                              -----------
  End of the Period:
    Investments.............................................   (2,541,118)
    Futures.................................................      (23,657)
    Forward Foreign Currency Contracts......................      (34,749)
    Foreign Currency Translation............................          281
                                                              -----------
                                                               (2,599,243)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,475,479)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,065,463)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   584,962
                                                              ===========

 34                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                            FOR THE              FOR THE
                                                        SIX MONTHS ENDED       YEAR ENDED
                                                         JUNE 30, 2006      DECEMBER 31, 2005
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................    $ 2,650,425         $  5,220,518
Net Realized Loss.....................................       (589,984)            (765,638)
Net Unrealized Depreciation During the Period.........     (1,475,479)          (1,914,923)
                                                          -----------         ------------
Change in Net Assets from Operations..................        584,962            2,539,957

Distributions from Net Investment Income..............     (2,766,914)          (5,824,258)
                                                          -----------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     (2,181,952)          (3,284,301)
NET ASSETS:
Beginning of the Period...............................     97,865,273          101,149,574
                                                          -----------         ------------
End of the Period (Including accumulated undistributed
  net investment income of ($546,822) and $(430,333),
  respectively).......................................    $95,683,321         $ 97,865,273
                                                          ===========         ============

See Notes to Financial Statements                                             35

VAN KAMPEN INCOME TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                 YEAR ENDED DECEMBER 31,
                                     JUNE 30,     -------------------------------------------
                                       2006       2005      2004     2003      2002     2001
                                    ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................    $6.37       $6.58    $ 6.46    $6.10    $ 6.51   $ 6.85
                                      -----       -----    ------    -----    ------   ------
  Net Investment Income...........      .17(a)      .34       .33      .32       .39      .53
  Net Realized and Unrealized
    Gain/Loss.....................     (.14)       (.17)      .12      .41      (.33)    (.29)
                                      -----       -----    ------    -----    ------   ------
Total from Investment
  Operations......................      .03         .17       .45      .73       .06      .24
                                      -----       -----    ------    -----    ------   ------
Less:
  Distributions from Net
    Investment Income.............      .18         .38       .33      .34       .47      .58
  Return of Capital
    Distributions.................      -0-         -0-       -0-      .03       -0-      -0-
                                      -----       -----    ------    -----    ------   ------
Total Distributions...............      .18         .38       .33      .37       .47      .58
                                      -----       -----    ------    -----    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................    $6.22       $6.37    $ 6.58    $6.46    $ 6.10   $ 6.51
                                      =====       =====    ======    =====    ======   ======

Common Share Market Price at End
  of the Period...................    $5.55       $5.58    $ 5.85    $5.81    $ 5.71   $ 6.33
Total Return (b)..................    2.66%*      1.83%     6.62%    8.42%    -2.59%    5.05%
Net Assets at End of the Period
  (In millions)...................    $95.7       $97.9    $101.1    $99.4    $ 93.8   $100.0
Ratio of Expenses to Average Net
  Assets..........................    1.01%        .93%      .92%     .92%      .89%     .93%
Ratio of Net Investment Income to
  Average Net Assets..............    5.83%       5.25%     5.17%    5.14%     6.29%    7.88%
Portfolio Turnover................      75%*       180%      225%     299%(c)   101%      46%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) The Trust's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Trust's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. Beginning with the fiscal year ended December 31, 2003, the Trust's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales, which had not been the case in the past. This caused the reported portfolio turnover rate to be higher in previous fiscal years.

 36                                            See Notes to Financial Statements

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates. Options are valued at the last sale price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued, delayed delivery, or forward purchase commitments until payment is made. At June 30, 2006, the Trust had $2,308,210 of when-issued, delayed delivery or forward purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2005 the Trust had an accumulated capital loss carryforward for tax purposes of $20,554,644, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$1,416,375..................................................  December 31, 2007
 1,347,021..................................................  December 31, 2008
 5,081,926..................................................  December 31, 2009
 6,212,026..................................................  December 31, 2010
 4,974,996..................................................  December 31, 2011
  442,022...................................................  December 31, 2012
 1,080,278..................................................  December 31, 2013

    At June 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $96,934,451
                                                              ===========
Gross tax unrealized appreciation...........................  $ 1,085,429
Gross tax unrealized depreciation...........................   (3,958,228)
                                                              -----------
Net tax unrealized depreciation on investments..............  $(2,872,799)
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included in ordinary income for tax purposes.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Distribution paid from:
  Ordinary income...........................................  $5,803,454
  Long-term capital gains...................................         -0-
                                                              ----------
                                                              $5,803,454
                                                              ==========

    As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $78,218
Undistributed long-term capital gains.......................      -0-

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTION During the six months ended June 30, 2006, the Trust's custody fee was reduced by $565 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the six months ended June 30, 2006, the Trust recognized expenses of approximately $3,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the six months ended June 30, 2006, the Trust recognized expenses of approximately $5,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, were $14,136,332 and $13,814,863, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities, for the period were $47,617,447 and $45,866,130, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the securities underlying the option or futures contract.

    Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FORWARD FOREIGN CURRENCY CONTRACTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contacts.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury Bonds and Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities

VAN KAMPEN INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED) continued

with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2006, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2005............................     181
Futures Opened..............................................     542
Futures Closed..............................................    (528)
                                                                ----
Outstanding at June 30, 2006................................     195
                                                                ====

C. PURCHASED OPTIONS CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise (strike) price during a specified period. The Trust may purchase put and call options. Purchasing call options tends to increase the Trust's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Trust's exposure to the underlying (or similar) instrument. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options are reported as part of "Total Investments" on the Statement of Assets and Liabilities. Premiums paid for purchasing options which expire are treated as realized losses.

5. INDEMNIFICATIONS

THE TRUST ENTERS INTO CONTRACTS THAT CONTAIN A VARIETY OF INDEMNIFICATIONS. THE TRUST'S MAXIMUM EXPOSURE UNDER THESE ARRANGEMENTS IS UNKNOWN. HOWEVER, THE TRUST HAS NOT HAD PRIOR CLAIMS OR LOSSES PURSUANT TO THESE CONTRACTS AND EXPECTS THE RISK OF LOSS TO BE REMOTE.

VAN KAMPEN INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If the Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                          Van Kampen Closed End Funds
                     c/o Computershare Trust Company, N.A.
                                    PO Box 43011
                             Providence, RI 02940-3011
                                   1-800-341-2929
If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

    To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 1-800-341-2929.

VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                 920, 957, 107
                                                                  VIN SAR 8/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02178P-Y06/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Income Trust


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 10, 2006


By: /s/ Phillip G. Goff
    ---------------------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 10, 2006